Exhibit 32.2

Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Ladies and Gentlemen:

In connection with the quarterly report of Featherlite, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2005 as filed with the Securities and Exchange Commission (the “Report”), I, Jeffery A. Mason, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

FEATHERLITE, INC.

Date: March 31, 2006	By:	/s/ Jeffery A. Mason

Chief Financial Officer